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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Click2learn, Inc.:


We consent to the use of our reports incorporated by reference herein.


KPMG LLP

Seattle, Washington
August 8, 2002